Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies [Abstract]
Commitments and Contingencies
14.	Commitments and Contingencies

Pursuant to the master development agreement (see Note 1), the Company is required to pay an upfront franchise fee for each Company owned and operated store and franchise store, and a continuing franchise fee for each Company owned and operated store and franchise store, calculated as certain percentage of the store’s monthly gross sales, depending on when the store is opened. The upfront franchise fee and continuing franchise fee were RMB10,299,855 and RMB48,435,412 for the year ended December 31, 2024, and RMB27,832,441 and RMB52,186,184 for the year ended December 31, 2023, respectively. The outstanding accrued franchise fee due to THRI were RMB24,640,581 and RMB44,809,370 as of December 31, 2024 and 2023, respectively, which was recorded as amount due to related parties in the Consolidated Balance Sheets.

The Company is currently involved in a number of litigations with suppliers. As of December 31, 2024, RMB11,806,406 relating to these litigations was included in accounts payable and other current liabilities. Pursuant to court orders, RMB10,303,916 of bank deposits as of December 31, 2024 were restricted for use. The Company classified the amount as restricted cash-current on the consolidated balance sheet, as these litigations are expected to be resolved within one year.